UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 21, 2012

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34757 (Commission File No.)	27-2166630 (IRS Employer Identification No.)

601 Rayovac Drive Madison, Wisconsin 53711 (Address of principal executive offices)

(608) 275-3340
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 21, 2012, Spectrum Brands Holdings, Inc., a Delaware corporation (“Spectrum Brands”), filed a Current Report on Form 8-K (the “Original 8-K”). This Current Report on Form 8-K/A (“Form 8-K/A”) is being filed to amend Item 9.01(a) and Item 9.01(b) of the Original 8-K to present certain financial statements and certain unaudited pro forma financial information. No other modifications to the Original 8-K are being made by this Form 8-K/A.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Assets Acquired

The HHI Group audited combined financial statements for the nine months ended September 29, 2012 and the fiscal years ended December 31, 2011 and January 1, 2011 attached hereto as Exhibit 99.1, which is incorporated in its entirety herein by reference.

(b)  Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Spectrum Brands Holdings, Inc. giving effect to its acquisition are attached hereto as Exhibit 99.2, which is incorporated in its entirety herein by reference.

(c)  Not applicable.

(d)  Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	HHI audited financial statements for the the nine months ended September 29, 2012 and fiscal years ended December 31, 2011 and January 1, 2011
99.2	Unaudited pro forma condensed combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Nathan E. Fagre
Name:	Nathan E. Fagre
Title:	Secretary and General Counsel

Dated:  March 4, 2013

Exhibit Index

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	HHI audited financial statements for the the nine months ended September 29, 2012 and fiscal years ended December 31, 2011 and January 1, 2011
99.2	Unaudited pro forma condensed combined financial statements